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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated September 13, 1996 included in Discreet Logic Inc.'s Annual Report of Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this Registration Statement.


                                    ARTHUR ANDERSEN & CIE

Montreal, Canada
August 29, 1997